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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
MCE Companies


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 3, 2000, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-42360) and related Prospectus of MCE Companies, Inc. for the registration of 10,093,780 shares of its common stock.


                                                  /s/ ERNST & YOUNG LLP

Detroit, Michigan

August 31, 2000